Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Marcus A. Lemonis, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, as amended, that the Quarterly Report on Form 10-Q of Bed Bath & Beyond, Inc. for the quarter ended March 31, 2026 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that information contained in such Report fairly presents in all material respects the financial condition and results of operations of Bed Bath & Beyond, Inc.

Date:	April 27, 2026	/s/ MARCUS A. LEMONIS
Marcus A. Lemonis
Executive Chairman and Chief Executive Officer
(Principal Executive Officer)